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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[_]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                      ARRHYTHMIA RESEARCH TECHNOLOGY INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)


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[LETTERHEAD]


                                    September 21, 2001



Dear Shareholder:

      Enclosed with this letter is an amended notice for Arrhythmia Research Technology, Inc.'s Annual Meeting of Stockholders.

     Due to the terrible destruction of the World Trade Center and damage to adjacent facilities in Lower Manhattan, we will be unable to hold the Annual Meeting of Stockholders on Friday, September 28, 2001, as originally scheduled.

      The Annual Meeting has been rescheduled for Friday, October 5, 2001 at 11:00 am local time. The meeting will be held at the Wyndham Vinings Hotel, 2857 Paces Ferry Road, Atlanta, Georgia 30339.

      The business issues to be covered on October 5, 2001 remain the same as those described in the proxy materials mailed to you August 24, 2001. Any proxy cards received by the Company to vote on the issues at the September 28th meeting will be used to vote at the October 5th meeting. If you wish to change your proxy or vote your shares in person, please notify the Secretary, in writing, at:

                      Arrhythmia Research Technology, Inc.
                           c/o Micron Products, Inc.
                               25 Sawyer Passway
                              Fitchburg, MA 01420.

      Your understanding in this matter is appreciated.


                                    E.P. Marinos
                                    Secretary
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                      ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

                AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD FRIDAY, OCTOBER 5, 2001


NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Arrhythmia Research Technology, Inc., a Delaware corporation (the "Company"), will be held at the Wyndham Vinings Hotel, 2857 Paces Ferry Road, Atlanta, Georgia 30339 on Friday October 5, 2001 at 11:00 a.m. local time, for the following purposes:

     1. To elect two directors, for a term of two years to expire at the 2003 Annual Meeting;

     2. To approve the appointment of BDO Seidman, LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2001,

     3. To approve the adoption of the 2001 Stock Option Plan, reserving 200,000 shares of the Company's Common Stock for issuance thereunder, and

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

The close of business on August 17, 2001 has been fixed by the Board of Directors of the Company as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting.

You are cordially invited to attend the Annual Meeting. Please note this notice of meeting amends the original notice of meeting mailed on August 24, 2001 and establishes a new location and date for the Annual Meeting of Stockholders. Whether or not you plan to attend the Annual Meeting, you may insure your representation by completing the proxy card which was included with the original meeting materials. If you attend the Annual Meeting and inform the office of the Secretary of the Company in writing that you wish to vote your shares in person, your proxy will not be used.

                                    By Order of the Board of Directors


                                    E. P. Marinos
                                    Secretary

September 21, 2001